UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 1677

John Hancock Capital Series
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2016

ITEM 1. SHAREHOLDERS REPORT.

John Hancock

Classic Value Fund

Semiannual report 4/30/16

A message to shareholders

Dear shareholder,

The past six months proved to be a challenging time for U.S. equity investors. Many market indexes tumbled in the winter months amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows in February before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum and most U.S. indexes finished the period with modest gains.

Volatile market environments are naturally unsettling. But despite the recent turbulence, we believe the economic picture in the United States offers reasons for optimism. Unemployment and inflation both remain low, while the housing market and consumer demand have both shown signs of resilience. Nonetheless, the volatility that characterized the markets at the start of the year could be with us for some time.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and to ensure that we have adequate liquidity tools in place. As always, your best resource in times like these is your financial advisor, who can help make sure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Classic Value Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
19	Financial highlights
29	Notes to financial statements
36	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Equity markets affected by periods of global volatility

The market was extremely volatile during the period, as equities continued to be affected by slowing global growth and lower oil prices.

The fund was down, and underperformed its benchmark

The fund trailed its benchmark, the Russell 1000 Value Index, due primarily to stock selection and, to a lesser extent, sector allocation.

Stock selection in financials and an overweight in consumer discretionary were among the top relative detractors

From a sector standpoint, financials, consumer discretionary, information technology, and telecommunication services were the top relative detractors; energy, healthcare, and consumer staples sectors contributed.

SECTOR COMPOSITION AS OF 4/30/16 (%)

A note about risks

The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. The securities of value companies are subject to the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value. Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors, and investments focused in one sector may fluctuate more widely than investments broadly invested across sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with the portfolio management team from Pzena Investment Management, LLC

Richard S. Pzena
Portfolio Manager
Pzena Investment Management, LLC

John P. Goetz
Portfolio Manager
Pzena Investment Management, LLC

Benjamin S. Silver, CFA, CPA
Portfolio Manager
Pzena Investment Management, LLC

Can you briefly describe the market environment over the past six months?

U.S. equities slightly advanced over the six-month period ended April 30, 2016. Major indexes reached record highs, but then a significant slowdown in China and a drop in commodity prices signaled a potential for an impending global recession. Markets were mostly positive to end the calendar year, overcoming concerns of monetary policy and global growth, as well as continued weakness in oil prices. U.S. equities experienced double-digit declines from early January until mid-February, which resulted from oil prices dropping into the mid-$20 range, a strengthening U.S. dollar, and fears of a slowing global economy. Near the end of the period, as the U.S. Federal Reserve became more dovish with its interest-rate expectations, the dollar weakened, oil prices rallied as production expectations tempered, and the European Central Bank embarked on a more aggressive quantitative easing program. In this environment, the fund's primary benchmark, the Russell 1000 Value Index, was up 1.93%.

What factors caused the fund to underperform its benchmark?

Adverse stock selection primarily drove relative underperformance. The financials sector was the most significant detractor from relative returns, primarily driven by holdings in investment banks and the global money center, and by an overweight position in the sector as a whole. Financials were impacted by a range of fears and uncertainties, including declining interest rates, increased regulation, loans to energy and commodity companies, and weakening capital markets. These

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       4

"The financials sector was the most significant detractor from relative returns, primarily driven by holdings in investment banks and the global money center, and by a detrimental overweight position in the sector as a whole."
worries drove global and investment bank valuations down to significant discounts to book value, approaching valuations last seen in 2011. The consumer discretionary and information technology sectors also detracted from relative returns due to adverse overweights combined with stock selection.

Relative to the benchmark, Seagate Technology PLC was the top detractor, as the shares have been weak due to declines in personal computer sales and a loss of market share due to missing a product cycle. In financials, Voya Financial, Inc. was adversely affected, along with the majority of the financials sector, by uncertainty in China and fears of credit exposure to energy and emerging markets. Also, a continued cycle of low interest rates reduced capital markets activity and negatively impacted earnings.

What performed well?

The energy and healthcare sectors were the top contributors to relative performance, due primarily to positive stock selection. In energy, the portfolio benefited from an increase in exposure to the sector, including overweight positions in Murphy Oil Corp. and Halliburton Company, as the companies benefited from rising oil prices near the end of the period.

TOP 10 HOLDINGS AS OF 4/30/16 (%)

Royal Dutch Shell PLC, ADR, Class A	5.3
Citigroup, Inc.	3.7
Bank of America Corp.	3.6
Parker-Hannifin Corp.	3.6
Murphy Oil Corp.	3.4
Dover Corp.	3.2
Franklin Resources, Inc.	3.1
Morgan Stanley	3.0
The Goldman Sachs Group, Inc.	3.0
BP PLC, ADR	3.0
TOTAL	34.9
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       5

"We continue to seek to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power."

What were some notable additions and deletions to the portfolio?

During the major energy price decline during the period, we increased the fund's exposure to energy as we purchased Cenovous Energy, the largest oil sands producer, and Halliburton, the world's second largest oilfield services company. We believe these companies are attractively valued, but also have strong balance sheets, can withstand low oil prices for a reasonable period of time, and could benefit if oil prices rise.

New positions included Seagate, which we believe should benefit from a transition from personal computers (PCs) to cloud-based computer storage. As data moves from PCs to the cloud, increased demand for commercial hard disk drives, due to their higher margins, is an overall benefit to Seagate.

During the period, we sold the position in Willis Towers Watson PLC, following the merger of Willis Group Holdings PLC and Towers Watson and Company, and trimmed positions in Cigna Corp., Microsoft Corp., and American International Group, Inc. (AIG). Cigna is in takeover talks with Anthem, Inc., Microsoft has benefited from a migration to a cloud-based business model, and we reallocated within financials from property and casualty insurers such as AIG.

How was the portfolio positioned at the end of the period?

At the end of the period, the fund was overweight financials, consumer discretionary, energy, and information technology, was underweight in healthcare, consumer staples, and industrials, and had

COUNTRY COMPOSITION AS OF 4/30/16 (%)

United States	84.7
Netherlands	5.3
United Kingdom	3.0
Canada	2.4
Switzerland	2.3
Bermuda	2.3
TOTAL	100.0
As a percentage of net assets.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       6

no weight in materials, telecommunication services, and utilities. Entering the period, the majority of the fund's investments in the energy sector had been in large integrated oil companies due to valuation. However, opportunity presented itself as the broader energy sector collapsed when the price of oil dropped; as a result, we increased the fund's energy holdings. In financials, we see banks having relatively insignificant exposure to energy and troubled emerging-market countries and significantly higher levels of capital and liquidity, making this more of an earnings issue than a potentially dilutive one.

We continue to seek to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.

MANAGED BY

Richard S. Pzena On the fund since 1996 Investing since 1980
John P. Goetz On the fund since 1996 Investing since 1979
Benjamin S. Silver, CFA, CPA On the fund since 2012 Investing since 1991

The views expressed in this report are exclusively those of the portfolio management team from Pzena Investment Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	-10.47	6.59	1.73	-6.16	37.57	18.75
Class B	-11.07	6.56	1.65	-6.49	37.43	17.72
Class C	-7.35	6.88	1.49	-2.58	39.46	15.92
Class I1	-5.48	8.01	2.61	-1.08	47.00	29.37
Class R1[1]	-6.07	7.30	1.90	-1.38	42.20	20.76
Class R2[1,2]	-5.85	7.70	2.22	-1.30	44.89	24.53
Class R3[1,2]	-5.99	7.44	1.97	-1.36	43.13	21.53
Class R4[1,2]	-5.51	7.91	2.35	-1.11	46.32	26.17
Class R5[1,2]	-5.39	8.08	2.58	-1.02	47.51	29.07
Class R6[1,2]	-5.36	8.10	2.67	-1.03	47.64	30.11
Index†	-0.40	10.13	5.67	1.93	61.97	73.62

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6
Gross (%)	1.19	1.93	1.94	0.92	1.57	1.32	1.48	1.18	0.87	0.83
Net (%)	1.19	1.93	1.94	0.92	1.57	1.32	1.48	1.08	0.87	0.81

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Classic Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class B3	4-30-06	11,772	11,772	17,362
Class C3	4-30-06	11,592	11,592	17,362
Class I1	4-30-06	12,937	12,937	17,362
Class R1[1]	4-30-06	12,076	12,076	17,362
Class R2[1,2]	4-30-06	12,453	12,453	17,362
Class R3[1,2]	4-30-06	12,153	12,153	17,362
Class R4[1,2]	4-30-06	12,617	12,617	17,362
Class R5[1,2]	4-30-06	12,907	12,907	17,362
Class R6[1,2]	4-30-06	13,011	13,011	17,362

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 shares were first offered on 3-1-12; Class R3, Class R4, and Class R5 shares were first offered on 5-22-09; Class R6 shares were first offered on 9-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R3, Class R4, Class R5, and Class R6 shares, as applicable.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2015, with the same investment held until April 30, 2016.

	Account value on 11-1-2015	Ending value on 4-30-2016	Expenses paid during period ended 4-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$987.70	$5.88	1.19%
Class B	1,000.00	984.00	9.57	1.94%
Class C	1,000.00	984.00	9.57	1.94%
Class I	1,000.00	989.20	4.55	0.92%
Class R1	1,000.00	986.20	7.61	1.54%
Class R2	1,000.00	987.00	6.57	1.33%
Class R3	1,000.00	986.40	7.26	1.47%
Class R4	1,000.00	988.90	4.85	0.98%
Class R5	1,000.00	989.80	4.21	0.85%
Class R6	1,000.00	989.70	4.01	0.81%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2015, with the same investment held until April 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2015	Ending value on 4-30-2016	Expenses paid during period ended 4-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.90	$5.97	1.19%
Class B	1,000.00	1,015.20	9.72	1.94%
Class C	1,000.00	1,015.20	9.72	1.94%
Class I	1,000.00	1,020.30	4.62	0.92%
Class R1	1,000.00	1,017.20	7.72	1.54%
Class R2	1,000.00	1,018.20	6.67	1.33%
Class R3	1,000.00	1,017.60	7.37	1.47%
Class R4	1,000.00	1,020.00	4.92	0.98%
Class R5	1,000.00	1,020.60	4.27	0.85%
Class R6	1,000.00	1,020.80	4.07	0.81%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       11

Fund's investments

As of 4-30-16 (unaudited)
	Shares	Value
Common stocks 99.6%		$1,922,057,321
(Cost $1,701,503,273)
Consumer discretionary 12.1%		233,455,633
Automobiles 2.3%
Ford Motor Company	3,342,715	45,327,215
Media 7.3%
News Corp., Class A	3,925,115	48,749,928
News Corp., Class B	626,734	8,122,473
Omnicom Group, Inc.	579,589	48,088,499
The Interpublic Group of Companies, Inc.	1,525,475	34,994,397
Specialty retail 2.5%
Staples, Inc.	4,722,855	48,173,121
Consumer staples 2.6%		49,329,999
Food and staples retailing 2.6%
Wal-Mart Stores, Inc.	737,700	49,329,999
Energy 19.3%		372,920,675
Energy equipment and services 2.3%
Halliburton Company	1,090,725	45,057,850
Oil, gas and consumable fuels 17.0%
BP PLC, ADR	1,737,795	58,355,156
Cenovus Energy, Inc.	2,897,453	45,895,656
Exxon Mobil Corp.	628,740	55,580,616
Murphy Oil Corp. (L)	1,856,015	66,333,976
Royal Dutch Shell PLC, ADR, Class A	1,922,810	101,697,421
Financials 37.7%		727,536,451
Banks 14.1%
Bank of America Corp.	4,810,688	70,043,617
Citigroup, Inc.	1,545,991	71,548,463
JPMorgan Chase & Co.	780,811	49,347,255
Regions Financial Corp.	5,498,600	51,576,868
The PNC Financial Services Group, Inc.	342,066	30,026,553
Capital markets 13.9%
Franklin Resources, Inc.	1,609,842	60,111,500
Morgan Stanley	2,166,096	58,614,558
State Street Corp.	732,202	45,616,185
The Goldman Sachs Group, Inc.	356,278	58,468,783
UBS Group AG (L)	2,577,126	44,506,966
Diversified financial services 2.6%
Voya Financial, Inc.	1,569,818	50,971,990

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       12

		Shares	Value
Financials (continued)
Insurance 7.1%
	American International Group, Inc.	802,927	$44,819,385
	Axis Capital Holdings, Ltd.	819,774	43,669,361
	MetLife, Inc.	1,069,068	48,214,967
Health care 4.5%			87,450,979
Health care equipment and supplies 3.6%
	Abbott Laboratories	904,327	35,178,320
	Baxter International, Inc.	773,825	34,218,542
Health care providers and services 0.9%
	Cigna Corp.	130,317	18,054,117
Industrials 8.9%			171,307,932
Machinery 8.9%
	Dover Corp.	943,850	62,010,945
	Parker-Hannifin Corp.	599,550	69,559,791
	Stanley Black & Decker, Inc.	355,050	39,737,196
Information technology 14.5%			280,055,652
Electronic equipment, instruments and components 2.1%
	Corning, Inc.	2,144,050	40,029,414
Semiconductors and semiconductor equipment 2.3%
	Intel Corp.	1,485,314	44,975,308
Software 4.5%
	Microsoft Corp.	569,198	28,385,904
	Oracle Corp.	1,445,964	57,636,125
Technology hardware, storage and peripherals 5.6%
	Hewlett Packard Enterprise Company	2,778,201	46,284,829
	HP, Inc.	2,778,201	34,088,526
	Seagate Technology PLC (L)	1,316,286	28,655,546
	Yield (%)	Shares	Value
Securities lending collateral 4.0%			$76,670,890
(Cost $76,671,029)
John Hancock Collateral Trust (W)	0.5148(Y)	7,662,032	76,670,890
		Par value^	Value
Short-term investments 0.3%			$5,751,000
(Cost $5,751,000)
Repurchase agreement 0.3%			5,751,000
	Repurchase Agreement with State Street Corp. dated 4-29-16 at 0.030% to be repurchased at $5,751,014 on 5-2-16, collateralized by $5,645,000 U.S. Treasury Notes, 2.000% due 5-31-21 (valued at $5,870,800, including interest)	5,751,000	5,751,000

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       13

Par value^	Value
Repurchase agreement (continued)
Total investments (Cost $1,783,925,302)† 103.9%	$2,004,479,211
Other assets and liabilities, net (3.9%)	($76,098,464)
Total net assets 100.0%	$1,928,380,747

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(L)	A portion of this security is on loan as of 4-30-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-16.
†	At 4-30-16, the aggregate cost of investment securities for federal income tax purposes was $1,848,538,294. Net unrealized appreciation aggregated $155,940,917, of which $274,623,693 related to appreciated investment securities and $118,682,776 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-16 (unaudited)

Assets
Unaffiliated investments, at value (Cost $1,707,254,273) including $72,731,839 of securities loaned	$1,927,808,321
Affiliated investments, at value (Cost $76,671,029)	76,670,890
Total investments, at value (Cost $1,783,925,302)	2,004,479,211
Cash	636
Receivable for investments sold	876,626
Receivable for fund shares sold	3,172,688
Dividends and interest receivable	1,656,767
Receivable for securities lending income	36,582
Other receivables and prepaid expenses	108,804
Total assets	2,010,331,314
Liabilities
Payable for fund shares repurchased	3,430,926
Payable upon return of securities loaned	76,660,375
Payable to affiliates
Accounting and legal services fees	23,700
Transfer agent fees	184,394
Distribution and service fees	138,999
Trustees' fees	4,743
Investment management fees	1,176,024
Other liabilities and accrued expenses	331,406
Total liabilities	81,950,567
Net assets	$1,928,380,747
Net assets consist of
Paid-in capital	$3,253,353,066
Undistributed net investment income	10,728,758
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,556,254,986)
Net unrealized appreciation (depreciation) on investments	220,553,909
Net assets	$1,928,380,747

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       15

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($320,782,409 ÷ 12,917,594 shares)[1]	$24.83
Class B ($6,218,555 ÷ 253,894 shares)[1]	$24.49
Class C ($80,499,403 ÷ 3,287,945 shares)[1]	$24.48
Class I ($1,514,780,166 ÷ 60,909,084 shares)	$24.87
Class R1 ($3,378,321 ÷ 135,723 shares)	$24.89
Class R2 ($325,016 ÷ 13,104 shares)	$24.80
Class R3 ($1,018,202 ÷ 41,070 shares)	$24.79
Class R4 ($55,296 ÷ 2,224 shares)	$24.86
Class R5 ($46,491 ÷ 1,868.62 shares)	$24.88
Class R6 ($1,276,888 ÷ 51,321 shares)	$24.88
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$26.14

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       16

STATEMENT OF OPERATIONS   For the six months ended 4-30-16 (unaudited)

Investment income
Dividends	$27,101,449
Securities lending	118,332
Interest	1,240
Less foreign taxes withheld	(23,555)
Total investment income	27,197,466
Expenses
Investment management fees	7,052,050
Distribution and service fees	845,529
Accounting and legal services fees	175,831
Transfer agent fees	1,067,216
Trustees' fees	16,784
State registration fees	91,266
Printing and postage	123,924
Professional fees	74,107
Custodian fees	123,176
Registration and filing fees	14,793
Other	21,867
Total expenses	9,606,543
Less expense reductions	(68,662)
Net expenses	9,537,881
Net investment income	17,659,585
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	86,304,457
Affiliated investments	10,395
86,314,852
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(131,142,697)
Affiliated investments	(552)
(131,143,249)
Net realized and unrealized loss	(44,828,397)
Decrease in net assets from operations	($27,168,812)

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-16	Year ended 10-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$17,659,585	$30,179,909
Net realized gain	86,314,852	293,921,993
Change in net unrealized appreciation (depreciation)	(131,143,249)	(298,499,198)
Increase (decrease) in net assets resulting from operations	(27,168,812)	25,602,704
Distributions to shareholders
From net investment income
Class A	(4,673,892)	(3,212,030)
Class B	(44,626)	(13,671)
Class C	(516,614)	(123,133)
Class I	(25,462,459)	(22,957,701)
Class R1	(34,026)	(32,345)
Class R2	(4,242)	(3,998)
Class R3	(10,558)	(6,808)
Class R4	(895)	(632)
Class R5	(1,797)	(1,438)
Class R6	(21,271)	(7,858)
Total distributions	(30,770,380)	(26,359,614)
From fund share transactions	(57,206,532)	(816,816,932)
Total decrease	(115,145,724)	(817,573,842)
Net assets
Beginning of period	2,043,526,471	2,861,100,313
End of period	$1,928,380,747	$2,043,526,471
Undistributed net investment income	$10,728,758	$23,839,553

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       18

Financial highlights

Class A Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.49		$25.82	$23.12	$17.02	$15.86	$15.64
Net investment income[2]	0.20		0.28	0.18	0.20	0.20	0.10
Net realized and unrealized gain (loss) on investments	(0.52)		(0.39)	2.72	6.09	1.12	0.15
Total from investment operations	(0.32)		(0.11)	2.90	6.29	1.32	0.25
Less distributions
From net investment income	(0.34)		(0.22)	(0.20)	(0.19)	(0.16)	(0.03)
Net asset value, end of period	$24.83		$25.49	$25.82	$23.12	$17.02	$15.86
Total return (%)[3,4]	(1.23	) [5]	(0.42)	12.64	37.32	8.45	1.59
Ratios and supplemental data
Net assets, end of period (in millions)	$321		$351	$384	$476	$417	$557
Ratios (as a percentage of average net assets):
Expenses before reductions	1.19	[6]	1.19	1.19	1.25	1.31	1.30
Expenses including reductions	1.19	[6]	1.18	1.18	1.25	1.31	1.30
Net investment income	1.71	[6]	1.07	0.73	1.00	1.24	0.59
Portfolio turnover (%)	12		17	24	30	37	37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       19

Class B Shares Period ended	4-30-16	[1]	10-31-15	10-31-14		10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.04		$25.37	$22.72		$16.73	$15.58	$15.45
Net investment income (loss)[2]	0.11		0.08	—	[3]	0.07	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(0.51)		(0.38)	2.68		5.98	1.10	0.16
Total from investment operations	(0.40)		(0.30)	2.68		6.05	1.18	0.13
Less distributions
From net investment income	(0.15)		(0.03)	(0.03)		(0.06)	(0.03)	—
Net asset value, end of period	$24.49		$25.04	$25.37		$22.72	$16.73	$15.58
Total return (%)[4,5]	(1.60	) [6]	(1.18)	11.79		36.30	7.62	0.84
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$8	$11		$18	$25	$41
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	[7]	1.93	1.94		2.00	2.06	2.05
Expenses including reductions	1.94	[7]	1.93	1.93		2.00	2.06	2.05
Net investment income (loss)	0.98	[7]	0.32	0.01		0.34	0.50	(0.16)
Portfolio turnover (%)	12		17	24		30	37	37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       20

Class C Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.03		$25.36	$22.71	$16.73	$15.58	$15.44
Net investment income (loss)[2]	0.11		0.08	(0.01)	0.05	0.08	(0.03)
Net realized and unrealized gain (loss) on investments	(0.51)		(0.38)	2.69	5.99	1.10	0.17
Total from investment operations	(0.40)		(0.30)	2.68	6.04	1.18	0.14
Less distributions
From net investment income	(0.15)		(0.03)	(0.03)	(0.06)	(0.03)	—
Net asset value, end of period	$24.48		$25.03	$25.36	$22.71	$16.73	$15.58
Total return (%)[3,4]	(1.60	) [5]	(1.18)	11.80	36.24	7.62	0.91
Ratios and supplemental data
Net assets, end of period (in millions)	$80		$88	$101	$95	$81	$101
Ratios (as a percentage of average net assets):
Expenses before reductions	1.94	[6]	1.94	1.94	2.00	2.06	2.05
Expenses including reductions	1.94	[6]	1.93	1.93	2.00	2.06	2.05
Net investment income (loss)	0.96	[6]	0.32	(0.04)	0.25	0.47	(0.16)
Portfolio turnover (%)	12		17	24	30	37	37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       21

Class I Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.56		$25.90	$23.19	$17.07	$15.93	$15.70
Net investment income[2]	0.23		0.35	0.24	0.25	0.26	0.16
Net realized and unrealized gain (loss) on investments	(0.51)		(0.40)	2.74	6.11	1.11	0.15
Total from investment operations	(0.28)		(0.05)	2.98	6.36	1.37	0.31
Less distributions
From net investment income	(0.41)		(0.29)	(0.27)	(0.24)	(0.23)	(0.08)
Net asset value, end of period	$24.87		$25.56	$25.90	$23.19	$17.07	$15.93
Total return (%)[3]	(1.08	) [4]	(0.19)	12.95	37.76	8.78	1.98
Ratios and supplemental data
Net assets, end of period (in millions)	$1,515		$1,591	$2,355	$2,018	$982	$849
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	[5]	0.92	0.93	0.94	0.97	0.94
Expenses including reductions	0.92	[5]	0.91	0.92	0.94	0.96	0.94
Net investment income	1.97	[5]	1.34	0.97	1.24	1.55	0.95
Portfolio turnover (%)	12		17	24	30	37	37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       22

Class R1 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$25.49		$25.83	$23.13	$17.03	$15.87	$15.68
Net investment income[2]	0.16		0.17	0.08	0.13	0.15	0.04
Net realized and unrealized gain (loss) on investments	(0.51)		(0.38)	2.73	6.10	1.11	0.15
Total from investment operations	(0.35)		(0.21)	2.81	6.23	1.26	0.19
Less distributions
From net investment income	(0.25)		(0.13)	(0.11)	(0.13)	(0.10)	—
Net asset value, end of period	$24.89		$25.49	$25.83	$23.13	$17.03	$15.87
Total return (%)[3]	(1.38	) [4]	(0.82)	12.21	36.84	8.06	1.21
Ratios and supplemental data
Net assets, end of period (in millions)	$3		$3	$7	$6	$4	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.54	[5]	1.57	1.57	1.60	1.65	1.64
Expenses including reductions	1.54	[5]	1.57	1.57	1.60	1.65	1.64
Net investment income	1.33	[5]	0.64	0.32	0.63	0.88	0.24
Portfolio turnover (%)	12		17	24	30	37	37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       23

Class R2 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14		10-31-13		10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$25.46		$25.85	$23.16		$17.05		$17.08
Net investment income[3]	0.18		0.26	0.17		0.18		0.13
Net realized and unrealized gain (loss) on investments	(0.51)		(0.41)	2.75		6.15		(0.16)
Total from investment operations	(0.33)		(0.15)	2.92		6.33		(0.03)
Less distributions
From net investment income	(0.33)		(0.24)	(0.23)		(0.22)		—
Net asset value, end of period	$24.80		$25.46	$25.85		$23.16		$17.05
Total return (%)[4]	(1.30	) [5]	(0.56)	12.70		37.53		(0.18	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	—	[6]	— [6]	—	[6]	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	[7]	1.26	1.19		1.13		1.13	[7]
Expenses including reductions	1.33	[7]	1.26	1.18		1.13		1.13	[7]
Net investment income	1.54	[7]	0.99	0.68		0.86		1.17	[7]
Portfolio turnover (%)	12		17	24		30		37	[8]

1	Six months ended 4-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       24

Class R3 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.41		$25.75	$23.08	$17.00		$15.84		$15.62
Net investment income[2]	0.17		0.20	0.09	0.14		0.17		0.07
Net realized and unrealized gain (loss) on investments	(0.52)		(0.39)	2.74	6.10		1.12		0.15
Total from investment operations	(0.35)		(0.19)	2.83	6.24		1.29		0.22
Less distributions
From net investment income	(0.27)		(0.15)	(0.16)	(0.16)		(0.13)		—
Net asset value, end of period	$24.79		$25.41	$25.75	$23.08		$17.00		$15.84
Total return (%)[3]	(1.36	) [4]	(0.73)	12.34	37.01		8.28		1.41
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	[6]	1.48	1.47	1.42		1.48		1.48
Expenses including reductions	1.47	[6]	1.47	1.47	1.41		1.48		1.48
Net investment income	1.41	[6]	0.78	0.37	0.65		1.01		0.44
Portfolio turnover (%)	12		17	24	30		37		37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       25

Class R4 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14		10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.55		$25.90	$23.19		$17.07		$15.90		$15.64
Net investment income[2]	0.23		0.34	0.23		0.25		0.23		0.13
Net realized and unrealized gain (loss) on investments	(0.52)		(0.41)	2.74		6.10		1.13		0.15
Total from investment operations	(0.29)		(0.07)	2.97		6.35		1.36		0.28
Less distributions
From net investment income	(0.40)		(0.28)	(0.26)		(0.23)		(0.19)		(0.02)
Net asset value, end of period	$24.86		$25.55	$25.90		$23.19		$17.07		$15.90
Total return (%)[3]	(1.11	) [4]	(0.24)	12.92		37.66		8.69		1.77
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	—	[5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	[6]	1.08	1.07		1.10		1.13		1.15
Expenses including reductions	0.98	[6]	0.97	0.96		1.00		1.09		1.15
Net investment income	1.90	[6]	1.28	0.93		1.23		1.41		0.76
Portfolio turnover (%)	12		17	24		30		37		37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       26

Class R5 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14		10-31-13		10-31-12		10-31-11
Per share operating performance
Net asset value, beginning of period	$25.57		$25.92	$23.22		$17.09		$15.94		$15.67
Net investment income[2]	0.27		0.37	0.25		0.28		0.27		0.17
Net realized and unrealized gain (loss) on investments	(0.54)		(0.40)	2.74		6.11		1.11		0.15
Total from investment operations	(0.27)		(0.03)	2.99		6.39		1.38		0.32
Less distributions
From net investment income	(0.42)		(0.32)	(0.29)		(0.26)		(0.23)		(0.05)
Net asset value, end of period	$24.88		$25.57	$25.92		$23.22		$17.09		$15.94
Total return (%)[3]	(1.02	) [4]	(0.11)	13.02		37.87		8.85		2.07
Ratios and supplemental data
Net assets, end of period (in millions)	—	[5]	— [5]	—	[5]	—	[5]	—	[5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	[6]	0.85	0.84		0.85		0.90		0.90
Expenses including reductions	0.85	[6]	0.84	0.83		0.85		0.90		0.90
Net investment income	2.29	[6]	1.40	1.03		1.37		1.62		1.02
Portfolio turnover (%)	12		17	24		30		37		37

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       27

Class R6 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12		10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$25.59		$25.94	$23.21	$17.09	$15.93		$15.38
Net investment income[3]	0.24		0.39	0.27	0.24	0.27		0.02
Net realized and unrealized gain (loss) on investments	(0.51)		(0.42)	2.74	6.13	1.12		0.53
Total from investment operations	(0.27)		(0.03)	3.01	6.37	1.39		0.55
Less distributions
From net investment income	(0.44)		(0.32)	(0.28)	(0.25)	(0.23)		—
Net asset value, end of period	$24.88		$25.59	$25.94	$23.21	$17.09		$15.93
Total return (%)[4]	(1.03	) [5]	(0.09)	13.11	37.80	8.93		3.58	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1		$1	$1	$1	—	[6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.84	[7]	0.83	0.83	0.85	0.89		0.87	[7]
Expenses including reductions	0.81	[7]	0.81	0.80	0.85	0.89		0.87	[7]
Net investment income	2.06	[7]	1.51	1.08	1.13	1.61		0.90	[7]
Portfolio turnover (%)	12		17	24	30	37		37	[8]

1	Six months ended 4-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

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SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       28

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Classic Value Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       29

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2016, all investments are categorized as Level 1 under the hierarchy described above, except repurchase agreements, which are categorized as Level 2.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statements of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2016, the fund loaned common stocks valued at $72,731,839 and received $76,660,375 of cash collateral.

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Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2016, were $1,634. For the six months ended April 30, 2016, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2015, the fund had a capital loss carryforward of $1,577,956,848 available to offset future net realized capital gains. This carryforward expires as follows: October 31, 2016 - $98,745,186 and October 31, 2017 - $1,479,211,662.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

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Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.750% of the first $2.5 billion of the fund's average daily net assets; (b) 0.740% of the next $2.5 billion of the fund's average daily net assets; and (c) 0.730% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Pzena Investment Management, LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2016, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets, on an annualized basis. The fee waiver and/or reimbursement will continue in effect until February 28, 2017, unless renewed by mutual agreement of the fund and Advisor based upon a determination of that this is appropriate under the circumstances at the time.

For the six months ended April 30, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$11,608	Class R3	$34
Class B	244	Class R4	2
Class C	2,905	Class R5	3
Class I	53,566	Class R6	147
Class R1	116	Total	$68,636
Class R2	11

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees incurred for the six months ended April 30, 2016 were equivalent to a net annual effective rate of 0.74% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       32

the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class R2	0.25%	0.25%
Class B	1.00%	—	Class R3	0.50%	0.15%
Class C	1.00%	—	Class R4	0.25%	0.10%
Class R1	0.50%	0.25%	Class R5	—	0.05%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $26 for Class R4 shares for the six months ended April 30, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $192,739 for the six months ended April 30, 2016. Of this amount, $32,451 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $154,725 was paid as sales commissions to broker-dealers and $5,563 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2016, CDSCs received by the Distributor amounted to $634, $1,192, and $1,941 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$398,244	$200,418

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Class	Distribution and service fees	Transfer agent fees
Class B	33,497	4,209
Class C	398,609	50,146
Class I	—	811,936
Class R1	11,300	281
Class R2	766	27
Class R3	3,037	84
Class R4	66	5
Class R5	10	7
Class R6	—	103
Total	$845,529	$1,067,216

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the six months ended April 30, 2016 and for the year ended October 31, 2015 were as follows:

		Six months ended 4-30-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	545,984	$13,060,648	1,328,335	$34,572,241
Distributions reinvested	178,152	4,393,219	118,808	2,999,916
Repurchased	(1,562,994)	(37,290,096)	(2,565,981)	(66,932,678)
Net decrease	(838,858)	($19,836,229)	(1,118,838)	($29,360,521)
Class B shares
Sold	1,833	$43,124	20,709	$535,917
Distributions reinvested	1,634	39,844	477	11,910
Repurchased	(58,063)	(1,345,345)	(157,679)	(4,029,206)
Net decrease	(54,596)	($1,262,377)	(136,493)	($3,481,379)
Class C shares
Sold	113,384	$2,659,517	222,588	$5,732,134
Distributions reinvested	16,767	408,790	3,870	96,595
Repurchased	(351,372)	(8,238,424)	(701,053)	(18,058,092)
Net decrease	(221,221)	($5,170,117)	(474,595)	($12,229,363)
Class I shares
Sold	5,605,393	$132,436,319	11,974,982	$313,178,287
Distributions reinvested	872,977	21,536,340	644,257	16,280,369
Repurchased	(7,822,948)	(184,978,599)	(41,316,915)	(1,098,063,100)
Net decrease	(1,344,578)	($31,005,940)	(28,697,676)	($768,604,444)
Class R1 shares
Sold	19,041	$441,140	28,845	$759,396
Distributions reinvested	1,117	27,654	1,050	26,611
Repurchased	(21,315)	(490,340)	(163,889)	(4,341,602)
Net decrease	(1,157)	($21,546)	(133,994)	($3,555,595)

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       34

		Six months ended 4-30-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class R2 shares
Sold	2,145	$52,015	5,282	$136,601
Distributions reinvested	169	4,163	91	2,294
Repurchased	(2,151)	(49,442)	(8,720)	(227,908)
Net increase (decrease)	163	$6,736	(3,347)	($89,013)
Class R3 shares
Sold	3,594	$82,925	5,217	$135,867
Distributions reinvested	428	10,558	256	6,470
Repurchased	(1,855)	(44,056)	(11,060)	(284,416)
Net increase (decrease)	2,167	$49,427	(5,587)	($142,079)
Class R5 shares
Sold	116	$2,757	716	$18,858
Distributions reinvested	35	852	29	733
Repurchased	(2,489)	(57,308)	(1,034)	(27,616)
Net decrease	(2,338)	($53,699)	(289)	($8,025)
Class R6 shares
Sold	4,430	$105,109	51,874	$1,390,616
Distributions reinvested	862	21,271	228	5,761
Repurchased	(1,737)	(39,167)	(27,703)	(742,890)
Net increase	3,555	$87,213	24,399	$653,487
Total net decrease	(2,456,863)	($57,206,532)	(30,546,420)	($816,816,932)

There were no fund share transactions for Class R4 for the six months ended April 30, 2016 and for the year ended October 31, 2015.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R4 on April 30, 2016.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $229,411,630 and $277,834,958, respectively, for the six months ended April 30, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       35

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Pzena Investment Management, LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK CLASSIC VALUE FUND       36

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Classic Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF291527	38SA 4/16 6/16

John Hancock

U.S. Global Leaders Growth Fund

Semiannual report 4/30/16

A message to shareholders

Dear shareholder,

The past six months proved to be a challenging time for U.S. equity investors. Many market indexes tumbled in the winter months amid concerns about slowing global growth, particularly in China. The volatility extended to commodity markets, as oil prices hit multi-year lows in February before rebounding toward the end of the period. The investment landscape improved late in the period as stocks and other so-called risk assets regained positive momentum and most U.S. indexes finished the period with modest gains.

Volatile market environments are naturally unsettling. But despite the recent turbulence, we believe the economic picture in the United States offers reasons for optimism. Unemployment and inflation both remain low, while the housing market and consumer demand have both shown signs of resilience. Nonetheless, the volatility that characterized the markets at the start of the year could be with us for some time.

At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager, and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and to ensure that we have adequate liquidity tools in place. As always, your best resource in times like these is your financial advisor, who can help make sure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
U.S. Global Leaders Growth Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
14	Financial statements
18	Financial highlights
24	Notes to financial statements
30	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/16 (%)

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

The U.S. equity market weathered volatility

U.S. stocks posted relatively flat returns amid significant market volatility resulting from global economic uncertainty.

The fund underperformed its benchmark

The fund declined during the period and underperformed its benchmark, the Russell 1000 Growth Index.

Stock selection detracted

Individual stock selection, most notably in the consumer discretionary and healthcare sectors, detracted the most from performance compared with the benchmark.

SECTOR COMPOSITION AS OF 4/30/16 (%)

A note about risks

Growth stocks may be more susceptible to earnings disappointments as compared with value stocks, and market values can be more volatile. Large company stocks could fall out of favor. Foreign investing has additional risks, such as currency and market volatility and political and social instability. A portfolio concentrated in one sector or that holds a limited number of securities may fluctuate more than a diversified portfolio. Investments in a non-diversified fund may magnify the fund's losses from adverse events affecting a particular issuer. Please see the fund's prospectuses for additional risks.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       3

Discussion of fund performance

An interview with Portfolio Manager Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP

Gordon M. Marchand, CPA, CFA, CIC
Portfolio Manager
Sustainable Growth Advisors

Can you describe the market environment over the past six months?

U.S. stocks posted mixed returns for the six-month period as the broad S&P 500 Index returned 0.43% and the fund's benchmark, the Russell 1000 Growth Index, returned -1.37%. Despite relatively modest overall returns, the stock market experienced significant volatility during the reporting period. After a quiet end to 2015, the market fell sharply to start the new year, declining through mid-February amid concerns over emerging-market currency devaluations, growing signs of weakness in the Chinese economy, and a multi-year low in energy prices.

In the second half of the period, however, investors regained a degree of confidence in the U.S. economy's ability to weather the international storms, leading to a strong stock market recovery. Guidance from the U.S. Federal Reserve (Fed)—indicating that the Fed would show more patience given the delicate international economic picture—contributed to the renewed enthusiasm.

For the six-month period, large-cap stocks outperformed small-cap issues, but growth-oriented stocks trailed their value counterparts across all market capitalizations. In particular, high-quality growth stocks were severely penalized during the market decline in early 2016 and then lagged during the market's subsequent rebound.

In this environment, how did the fund perform relative to its benchmark?

The fund trailed its benchmark for the six-month period. Given our emphasis on high-quality growth stocks, we track a number of market metrics associated with quality, and these factors were generally positive for our investment approach. For example, stocks with earnings outperformed those with no earnings, and companies with lower debt levels outpaced those with greater debt loads, although stocks with high returns on equity (ROE) modestly underperformed those with low ROE.

However, an overweight position in the underperforming energy sector and an underweight in the industrials sector detracted from relative results. In addition, stock selection in the healthcare and consumer-oriented sectors weighed on fund performance.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       4

"Despite relatively modest overall returns, the stock market experienced significant volatility during the reporting period."

What individual holdings detracted the most from performance compared with the index?

The most significant detractor was online professional networking provider LinkedIn Corp., which declined by nearly 50% for the reporting period. Although the company delivered solid overall earnings, a closer look revealed pockets of weakness. Sales in the company's online self-service and sales navigator segments moderated, and LinkedIn discontinued its lead accelerator marketing business. In addition, contributions from LinkedIn's recent acquisition of online education company Lynda have been realized more slowly than originally expected. These developments, combined with cautious guidance for 2016 given the weak global economic backdrop, led many investors to question the sustainability of LinkedIn's growth trajectory. After reviewing our investment thesis, we determined that the key drivers of growth were still in place, so we took advantage of the weakness in the stock to increase the fund's position.

Another meaningful detractor was biotechnology firm Regeneron Pharmaceuticals, Inc. Along with the rest of the biotech industry, Regeneron faced concerns over changes in Medicare reimbursement procedures, as well as election year rhetoric regarding the high price of prescription medications. In addition, the company is incurring costs for multiple new product launches that will be a short-term drag on earnings this year. However, we continue to view Regeneron's pipeline of new drug platforms as very attractive and likely to generate strong earnings growth over our three- to five-year time horizon.

A new portfolio holding, restaurant chain Chipotle Mexican Grill, Inc., was another notable

TOP 10 HOLDINGS AS OF 4/30/16 (%)

Lowe's Companies, Inc.	4.6
Visa, Inc., Class A	4.5
Mondelez International, Inc., Class A	4.2
Red Hat, Inc.	4.2
Cerner Corp.	4.2
Amazon.com, Inc.	4.2
Ecolab, Inc.	4.0
The Priceline Group, Inc.	4.0
Colgate-Palmolive Company	3.9
Equinix, Inc.	3.8
TOTAL	41.6
As a percentage of net assets.
Cash and cash equivalents are not included.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       5

"... stock selection in the healthcare and consumer-oriented sectors weighed on fund performance."
detractor. Following Chipotle's highly publicized outbreak of E. coli, sales trends collapsed due to customers' food safety concerns, and we took advantage of the stock's decline to build a position in the stock. While the multitude and dispersion of the reported cases were disconcerting, we gained confidence in a potential growth rebound given management's decisive actions to improve its food safety protocols and regain the trust of customers. In addition, we support management's decision to use the company's considerable cash balance and ongoing cash flow to aggressively buy back stock at attractive prices. While sales are not likely to recover immediately, we have high conviction in Chipotle's ability to regain customer trust and rebuild traffic over the long term.

What holdings aided performance versus the benchmark?

While the energy stocks in the benchmark declined by approximately 20% for the six-month period, the fund's energy holdings—specialty oil services provider Core Laboratories NV and energy services and equipment provider Schlumberger, Ltd.—generated positive returns. Both companies have been successfully managing through what some have called the biggest energy sector downturn in three decades. While endeavoring to hold down costs, Schlumberger has also maintained its investment in new technologies and growth opportunities. Core Labs has a very low cost structure and helps oil companies optimize production—an important service given the current environment of low energy prices.

Railroad operator Kansas City Southern, a new portfolio holding during the reporting period, was another top contributor. The stock benefited from the rebound in economically sensitive businesses during the second half of the period amid signs of possible stabilization in the industrials sector. Furthermore, Kansas City Southern reported better volume trends in its railroad transport business, particularly in coal and oil. Our investment thesis is based on the company's long-term usage agreement for one of Mexico's rail networks, where the company is poised to benefit from a secular recovery in manufacturing activity in Mexico, as well as a new Mexican ocean port that is expected to rival Los Angeles and Long Beach along the Pacific coast.

Data center provider Equinix, Inc. was also a leading performance contributor. The company's enterprise business continued to benefit from major cloud providers hosting their platforms in Equinix data centers. These long-term architecture decisions are unlikely to be reversed anytime soon and should reduce the level of client churn, further enhancing the predictability of Equinix's business. The company's reputation for reliability and consistency across geographic boundaries is a key competitive advantage and enhances pricing power.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       6

What changes did you make to the portfolio during the reporting period?

In addition to Kansas City Southern and Chipotle, we added athletic apparel maker Nike, Inc. to the portfolio. Nike's iconic brand value, innovative products, and strong marketing and supply chain execution should propel the long-term growth of the business.

We eliminated four holdings from the portfolio during the period. Insurance brokerage firm Aon PLC and confectioner The Hershey Company were sold because of a downward shift in their growth trajectory. We sold media company The Walt Disney Co. and data analytics firm Verisk Analytics, Inc. on valuation after a period of strong performance.

MANAGED BY

George P. Fraise On the fund since 2000 Investing since 1987
Gordon M. Marchand, CPA, CFA, CIC On the fund since 1995 Investing since 1977
Robert L. Rohn On the fund since 2003 Investing since 1983

The views expressed in this report are exclusively those of Gordon M. Marchand, CPA, CFA, CIC, Sustainable Growth Advisers, LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED APRIL 30, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	10-year	6-month	5-year	10-year
Class A	-3.42	9.61	6.82	-7.73	58.25	93.50
Class B	-3.78	9.64	6.73	-7.74	58.41	91.80
Class C	-0.02	9.91	6.57	-4.13	60.43	89.01
Class I1	1.93	11.08	7.78	-2.74	69.15	111.60
Class R2[1,2]	1.52	10.67	7.28	-2.95	66.01	101.94
Class R6[1,2]	2.06	11.18	7.80	-2.69	69.88	111.88
Index 1†	1.07	11.44	8.20	-1.37	71.84	119.91
Index 2†	1.21	11.02	6.91	0.43	68.63	95.01

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1 to 6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charge will be assessed after the sixth year. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R2	Class R6
Gross (%)	1.18	1.93	1.93	0.91	1.31	0.82
Net (%)	1.18	1.93	1.93	0.91	1.31	0.80

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Russell 1000 Growth Index; Index 2 is the S&P 500 Index.

See the following page for footnotes.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock U.S. Global Leaders Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class B3	4-30-06	19,180	19,180	21,991	19,501
Class C3	4-30-06	18,901	18,901	21,991	19,501
Class I1	4-30-06	21,160	21,160	21,991	19,501
Class R2[1,2]	4-30-06	20,194	20,194	21,991	19,501
Class R6[1,2]	4-30-06	21,188	21,188	21,991	19,501

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Russell 1000 Growth Index is an unmanaged index of companies in the Russell 1000 Index (the 1,000 largest U.S. publicly traded companies) with high price-to-book ratios and higher forecasted growth values.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	For certain types of investors, as described in the fund's prospectus.
2	Class R2 and Class R6 shares were first offered on 3-1-12 and 9-1-11, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2 and Class R6 shares, as applicable.
3	The contingent deferred sales charge is not applicable.
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on November 1, 2015, with the same investment held until April 30, 2016.

	Account value on 11-1-2015	Ending value on 4-30-2016	Expenses paid during period ended 4-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$971.30	$5.73	1.17%
Class B	1,000.00	967.70	9.39	1.92%
Class C	1,000.00	967.70	9.39	1.92%
Class I	1,000.00	972.60	4.46	0.91%
Class R2	1,000.00	970.50	6.42	1.31%
Class R6	1,000.00	973.10	3.92	0.80%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at April 30, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on November 1, 2015, with the same investment held until April 30, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 11-1-2015	Ending value on 4-30-2016	Expenses paid during period ended 4-30-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$5.87	1.17%
Class B	1,000.00	1,015.30	9.62	1.92%
Class C	1,000.00	1,015.30	9.62	1.92%
Class I	1,000.00	1,020.30	4.57	0.91%
Class R2	1,000.00	1,018.30	6.57	1.31%
Class R6	1,000.00	1,020.90	4.02	0.80%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       11

Fund's investments

As of 4-30-16 (unaudited)
	Shares	Value
Common stocks 96.4%		$1,063,944,072
(Cost $757,921,141)
Consumer discretionary 20.6%		226,886,980
Hotels, restaurants and leisure 4.5%
Chipotle Mexican Grill, Inc. (I)	72,458	30,502,644
Starbucks Corp.	345,860	19,447,708
Internet and catalog retail 8.2%
Amazon.com, Inc. (I)	69,609	45,913,400
The Priceline Group, Inc. (I)	33,177	44,578,608
Specialty retail 4.6%
Lowe's Companies, Inc.	662,090	50,332,082
Textiles, apparel and luxury goods 3.3%
NIKE, Inc., Class B	612,700	36,112,538
Consumer staples 10.9%		120,252,780
Food and staples retailing 2.8%
Whole Foods Market, Inc.	1,047,260	30,454,321
Food products 4.2%
Mondelez International, Inc., Class A	1,080,856	46,433,574
Household products 3.9%
Colgate-Palmolive Company	611,462	43,364,885
Energy 5.9%		65,249,980
Energy equipment and services 5.9%
Core Laboratories NV (L)	194,258	25,964,523
Schlumberger, Ltd.	488,990	39,285,457
Financials 7.0%		77,546,572
Capital markets 3.3%
State Street Corp.	579,940	36,130,262
Real estate investment trusts 3.7%
Equinix, Inc.	125,371	41,416,310
Health care 10.6%		116,541,940
Biotechnology 6.4%
Amgen, Inc.	258,010	40,842,983
Regeneron Pharmaceuticals, Inc. (I)	78,430	29,545,365
Health care technology 4.2%
Cerner Corp. (I)	822,116	46,153,592
Industrials 2.6%		29,219,858
Road and rail 2.6%
Kansas City Southern	308,389	29,219,858

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       12

			Shares	Value
Information technology 32.0%				$353,400,117
Internet software and services 7.2%
	Alphabet, Inc., Class C (I)		51,041	35,371,923
	Facebook, Inc., Class A (I)		189,570	22,289,641
	LinkedIn Corp., Class A (I)		170,499	21,365,230
IT services 11.7%
	Automatic Data Processing, Inc.		443,055	39,183,784
	FleetCor Technologies, Inc. (I)		263,418	40,745,496
	Visa, Inc., Class A		645,100	49,827,524
Semiconductors and semiconductor equipment 3.4%
	ARM Holdings PLC, ADR		911,114	37,528,786
Software 9.7%
	Red Hat, Inc. (I)		630,017	46,224,347
	salesforce.com, Inc. (I)		454,007	34,413,731
	SAP SE, ADR (L)		336,424	26,449,655
Materials 6.8%				74,845,845
Chemicals 6.8%
	Ecolab, Inc.		388,320	44,649,034
	Monsanto Company		322,340	30,196,811
	Yield (%)		Shares	Value
Securities lending collateral 4.2%				$46,612,632
(Cost $46,606,119)
John Hancock Collateral Trust (W)	0.5148(Y	)	4,658,189	46,612,632
Short-term investments 2.9%				$31,321,613
(Cost $31,321,613)
Money market funds 2.9%				31,321,613
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.2295(Y	)	31,321,613	31,321,613
Total investments (Cost $835,848,873)† 103.5%				$1,141,878,317
Other assets and liabilities, net (3.5%)				($38,528,297)
Total net assets 100.0%				$1,103,350,020

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 4-30-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 4-30-16.
†	At 4-30-16, the aggregate cost of investment securities for federal income tax purposes was $839,308,097. Net unrealized appreciation aggregated to $302,570,220, of which $328,089,053 related to appreciated investment securities and $25,518,833 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       13

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-16 (unaudited)

Assets
Unaffiliated investments, at value (Cost $789,242,754) including $45,681,040 of securities loaned	$1,095,265,685
Affiliated investments, at value (Cost $46,606,119)	46,612,632
Total investments, at value (Cost $835,848,873)	1,141,878,317
Receivable for investments sold	8,866,912
Receivable for fund shares sold	1,402,816
Dividends and interest receivable	812,076
Receivable for securities lending income	31,046
Other receivables and prepaid expenses	92,241
Total assets	1,153,083,408
Liabilities
Payable for fund shares repurchased	1,928,312
Payable upon return of securities loaned	46,619,035
Payable to affiliates
Accounting and legal services fees	14,980
Transfer agent fees	112,193
Distribution and service fees	261,085
Trustees' fees	1,409
Investment management fees	663,744
Other liabilities and accrued expenses	132,630
Total liabilities	49,733,388
Net assets	$1,103,350,020
Net assets consist of
Paid-in capital	$782,509,954
Accumulated net investment loss	(536,321)
Accumulated net realized gain (loss) on investments	15,346,943
Net unrealized appreciation (depreciation) on investments	306,029,444
Net assets	$1,103,350,020

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       14

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($661,700,433 ÷ 16,547,666 shares)[1]	$39.99
Class B ($20,980,419 ÷ 598,250 shares)[1]	$35.07
Class C ($130,413,374 ÷ 3,716,981 shares)[1]	$35.09
Class I ($278,511,005 ÷ 6,580,807 shares)	$42.32
Class R2 ($6,421,576 ÷ 153,056 shares)	$41.96
Class R6 ($5,323,213 ÷ 125,448 shares)	$42.43
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$42.09

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       15

STATEMENT OF OPERATIONS   For the six months ended 4-30-16 (unaudited)

Investment income
Dividends	$5,819,826
Securities lending	120,607
Interest	26,520
Less foreign taxes withheld	(16,395)
Total investment income	5,950,558
Expenses
Investment management fees	3,960,565
Distribution and service fees	1,562,781
Accounting and legal services fees	100,387
Transfer agent fees	648,804
Trustees' fees	8,269
State registration fees	65,076
Printing and postage	48,035
Professional fees	40,509
Custodian fees	64,956
Registration and filing fees	12,567
Other	10,341
Total expenses	6,522,290
Less expense reductions	(39,552)
Net expenses	6,482,738
Net investment loss	(532,180)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	18,808,251
Affiliated investments	(905)
18,807,346
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(49,877,208)
Affiliated investments	4,057
(49,873,151)
Net realized and unrealized loss	(31,065,805)
Decrease in net assets from operations	($31,597,985)

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-16	Year ended 10-31-15
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income (loss)	($532,180)	$1,275,213
Net realized gain	18,807,346	69,080,896
Change in net unrealized appreciation (depreciation)	(49,873,151)	65,843,929
Increase (decrease) in net assets resulting from operations	(31,597,985)	136,200,038
Distributions to shareholders
From net investment income
Class A	(612,917)	(1,292,278)
Class I	(651,130)	(1,203,657)
Class R2	(1,179)	(34,533)
Class R6	(15,106)	(18,692)
From net realized gain
Class A	(39,990,218)	(80,357,508)
Class B	(1,622,378)	(3,938,428)
Class C	(9,409,729)	(19,500,146)
Class I	(17,083,682)	(39,880,649)
Class R2	(387,928)	(4,345,694)
Class R6	(311,313)	(487,863)
Total distributions	(70,085,580)	(151,059,448)
From fund share transactions	78,763,650	26,200,408
Total increase (decrease)	(22,919,915)	11,340,998
Net assets
Beginning of period	1,126,269,935	1,114,928,937
End of period	$1,103,350,020	$1,126,269,935
Undistributed net investment income (accumulated net investment loss)	($536,321)	$1,276,191

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       17

Financial highlights

Class A Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$43.87		$45.02	$42.25	$35.04	$30.97	$27.83
Net investment income (loss)[2]	(0.01)		0.07	0.11	0.04	(0.03)	—	[3]
Net realized and unrealized gain (loss) on investments	(1.16)		4.98	3.90	7.96	5.08	3.14
Total from investment operations	(1.17)		5.05	4.01	8.00	5.05	3.14
Less distributions
From net investment income	(0.04)		(0.10)	(0.03)	—	—	—
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(2.71)		(6.20)	(1.24)	(0.79)	(0.98)	—
Net asset value, end of period	$39.99		$43.87	$45.02	$42.25	$35.04	$30.97
Total return (%)[4,5]	(2.87	) [6]	13.19	9.74	23.30	16.96	11.28
Ratios and supplemental data
Net assets, end of period (in millions)	$662		$660	$600	$697	$413	$282
Ratios (as a percentage of average net assets):
Expenses before reductions	1.18	[7]	1.18	1.19	1.23	1.30	1.26
Expenses including reductions	1.17	[7]	1.17	1.18	1.23	1.30	1.26
Net investment income (loss)	(0.06	) [7]	0.16	0.27	0.10	(0.10)	(0.01)
Portfolio turnover (%)	21		30	43	30	30	50

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       18

Class B Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$38.90		$40.80	$38.65	$32.36	$28.89	$26.16
Net investment loss[2]	(0.14)		(0.22)	(0.19)	(0.22)	(0.26)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.02)		4.42	3.55	7.30	4.71	2.94
Total from investment operations	(1.16)		4.20	3.36	7.08	4.45	2.73
Less distributions
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	(0.98)	—
Net asset value, end of period	$35.07		$38.90	$40.80	$38.65	$32.36	$28.89
Total return (%)[3,4]	(3.23	) [5]	12.33	8.93	22.37	16.07	10.44
Ratios and supplemental data
Net assets, end of period (in millions)	$21		$24	$27	$33	$30	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	[6]	1.93	1.94	1.99	2.05	2.01
Expenses including reductions	1.92	[6]	1.92	1.93	1.98	2.05	2.00
Net investment loss	(0.81	) [6]	(0.60)	(0.48)	(0.64)	(0.85)	(0.75)
Portfolio turnover (%)	21		30	43	30	30	50

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       19

Class C Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$38.92		$40.81	$38.66	$32.37	$28.90	$26.16
Net investment loss[2]	(0.14)		(0.22)	(0.19)	(0.22)	(0.26)	(0.21)
Net realized and unrealized gain (loss) on investments	(1.02)		4.43	3.55	7.30	4.71	2.95
Total from investment operations	(1.16)		4.21	3.36	7.08	4.45	2.74
Less distributions
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	(0.98)	—
Net asset value, end of period	$35.09		$38.92	$40.81	$38.66	$32.37	$28.90
Total return (%)[3,4]	(3.23	) [5]	12.36	8.92	22.36	16.07	10.47
Ratios and supplemental data
Net assets, end of period (in millions)	$130		$136	$133	$130	$81	$58
Ratios (as a percentage of average net assets):
Expenses before reductions	1.93	[6]	1.93	1.94	1.98	2.05	2.01
Expenses including reductions	1.92	[6]	1.92	1.93	1.98	2.05	2.01
Net investment loss	(0.81	) [6]	(0.59)	(0.48)	(0.65)	(0.85)	(0.75)
Portfolio turnover (%)	21		30	43	30	30	50

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       20

Class I Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11
Per share operating performance
Net asset value, beginning of period	$46.27		$47.12	$44.12	$36.44	$32.06	$28.69
Net investment income[2]	0.04		0.18	0.24	0.16	0.08	0.12
Net realized and unrealized gain (loss) on investments	(1.22)		5.25	4.07	8.31	5.28	3.25
Total from investment operations	(1.18)		5.43	4.31	8.47	5.36	3.37
Less distributions
From net investment income	(0.10)		(0.18)	(0.10)	—	—	—
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(2.77)		(6.28)	(1.31)	(0.79)	(0.98)	—
Net asset value, end of period	$42.32		$46.27	$47.12	$44.12	$36.44	$32.06
Total return (%)[3]	(2.74	) [4]	13.48	10.01	23.70	17.36	11.75
Ratios and supplemental data
Net assets, end of period (in millions)	$279		$293	$317	$307	$169	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	0.91	[5]	0.91	0.93	0.93	0.96	0.90
Expenses including reductions	0.91	[5]	0.91	0.92	0.93	0.94	0.85
Net investment income	0.20	[5]	0.41	0.53	0.41	0.24	0.39
Portfolio turnover (%)	21		30	43	30	30	50

1	Six months ended 4-30-16. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       21

Class R2 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	[2]
Per share operating performance
Net asset value, beginning of period	$45.89		$46.82	$43.93	$36.40	$34.46
Net investment income (loss)[3]	(0.04)		(0.05)	0.06	(0.04)	0.02
Net realized and unrealized gain (loss) on investments	(1.21)		5.27	4.06	8.36	1.92
Total from investment operations	(1.25)		5.22	4.12	8.32	1.94
Less distributions
From net investment income	(0.01)		(0.05)	(0.02)	—	—
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	—
Total distributions	(2.68)		(6.15)	(1.23)	(0.79)	—
Net asset value, end of period	$41.96		$45.89	$46.82	$43.93	$36.40
Total return (%)[4]	(2.95	) [5]	13.01	9.59	23.31	5.63	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$6		$8	$34	$32	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	[7]	1.30	1.33	1.32	1.13	[7]
Expenses including reductions	1.31	[7]	1.29	1.32	1.31	1.13	[7]
Net investment income (loss)	(0.20	) [7]	(0.11)	0.13	(0.09)	0.08	[7]
Portfolio turnover (%)	21		30	43	30	30	[8]

1	Six months ended 4-30-16. Unaudited.
2	The inception date for Class R2 shares is 3-1-12.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-11 to 10-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       22

Class R6 Shares Period ended	4-30-16	[1]	10-31-15	10-31-14	10-31-13	10-31-12	10-31-11	[2]
Per share operating performance
Net asset value, beginning of period	$46.39		$47.23	$44.19	$36.46	$32.06	$30.81
Net investment income[3]	0.07		0.24	0.28	0.18	0.11	0.03
Net realized and unrealized gain (loss) on investments	(1.23)		5.25	4.09	8.34	5.27	1.22
Total from investment operations	(1.16)		5.49	4.37	8.52	5.38	1.25
Less distributions
From net investment income	(0.13)		(0.23)	(0.12)	—	—	—
From net realized gain	(2.67)		(6.10)	(1.21)	(0.79)	(0.98)	—
Total distributions	(2.80)		(6.33)	(1.33)	(0.79)	(0.98)	—
Net asset value, end of period	$42.43		$46.39	$47.23	$44.19	$36.46	$32.06
Total return (%)[4]	(2.69	) [5]	13.61	10.15	23.83	17.42	4.06	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$5		$6	$4	$4	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.82	[7]	0.82	0.83	0.84	0.88	0.88	[7]
Expenses including reductions	0.80	[7]	0.80	0.80	0.84	0.85	0.85	[7]
Net investment income	0.32	[7]	0.55	0.64	0.47	0.30	0.66	[7]
Portfolio turnover (%)	21		30	43	30	30	50	[8]

1	Six months ended 4-30-16. Unaudited.
2	The inception date for Class R6 shares is 9-1-11.
3	Based on average daily shares outstanding.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

SEE NOTES TO FINANCIAL STATEMENTS
SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       23

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock U.S. Global Leaders Growth Fund (the fund) is a series of John Hancock Capital Series (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term growth of capital.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class B shares are closed to new investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       24

own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of April 30, 2016, all investments are categorized as Level 1 under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of April 30, 2016, the fund loaned common stocks valued at $45,681,040 and received $46,619,035 of cash collateral.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have a syndicated line of credit agreement with Citibank, N.A. as the administrative agent, that enables them to participate in a $750 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       25

participating fund on a pro rata basis and is reflected in Other expenses on the Statement of operations. Commitment fees for the six months ended April 30, 2016 were $1,922. For the six months ended April 30, 2016, the fund had no borrowings under the line of credit.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2015, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a monthly management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.75% of the first $500 million of the fund's average daily net assets; (b) 0.73% of the next $500 million of the fund's average daily net assets; (c) 0.71% of the next $1 billion of the fund's average daily net assets; (d) 0.70% of the next $3 billion of the fund's average daily net assets; and (e) 0.65% of the fund's average daily net assets in excess of $5 billion. The Advisor has a subadvisory agreement with Sustainable Growth Advisers, LP. The fund is not responsible for payment of the subadvisory fees.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       26

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2016, this waiver amounted to 0.01% of the fund's average net assets (on an annualized basis). This arrangement may be amended or terminated at any time by the Advisor upon notice to the funds and with approval of the Board of Trustees.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis). The waiver expires on February 28, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

For the six months ended April 30, 2016, these expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$23,079	Class R2	$244
Class B	793	Class R6	647
Class C	4,696	Total	$39,552
Class I	10,093

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2016 were equivalent to a net annual effective rate of 0.73% of the fund's average daily net assets.

Accounting and legal services. Pursuant to the Accounting and Legal Services Agreement the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the six months ended April 30, 2016, amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class B, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.25%	—	Class C	1.00%	—
Class B	1.00%	—	Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $956,692 for the six months ended April 30, 2016. Of this amount, $162,884 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $782,131 was paid as sales commissions to broker-dealers and $11,677 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates,

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       27

beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the six months ended April 30, 2016, CDSCs received by the Distributor amounted to $3,073, $7,335 and $3,480 for Class A, Class B and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the six months ended April 30, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$792,269	$399,418
Class B	108,888	13,701
Class C	644,879	81,257
Class I	—	153,377
Class R2	16,745	593
Class R6	—	458
Total	$1,562,781	$648,804

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in funds shares for the six months ended April 30, 2016 and for the year ended October 31, 2015, were as follows:

		Six months ended 4-30-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	2,317,251	$91,245,735	2,884,716	$120,516,685
Distributions reinvested	941,824	38,972,372	2,043,001	78,369,507
Repurchased	(1,755,337)	(70,110,380)	(3,208,214)	(133,880,478)
Net increase	1,503,738	$60,107,727	1,719,503	$65,005,714
Class B shares
Sold	11,625	$424,009	21,577	$779,351
Distributions reinvested	40,617	1,478,312	103,355	3,538,881
Repurchased	(77,705)	(2,713,609)	(171,406)	(6,411,181)
Net decrease	(25,463)	($811,288)	(46,474)	($2,092,949)

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       28

		Six months ended 4-30-16		Year ended 10-31-15
	Shares	Amount	Shares	Amount
Class C shares
Sold	335,454	$11,855,695	611,060	$22,536,120
Distributions reinvested	208,307	7,584,455	455,794	15,610,952
Repurchased	(327,906)	(11,370,352)	(822,630)	(30,578,584)
Net increase	215,855	$8,069,798	244,224	$7,568,488
Class I shares
Sold	1,163,115	$48,465,176	1,700,737	$74,397,159
Distributions reinvested	341,949	14,960,261	866,698	34,988,580
Repurchased	(1,247,308)	(51,606,710)	(2,976,348)	(130,529,380)
Net increase (decrease)	257,756	$11,818,727	(408,913)	($21,143,641)
Class R2 shares
Sold	23,373	$946,524	133,382	$5,717,915
Distributions reinvested	7,683	333,737	98,228	3,946,810
Repurchased	(45,302)	(1,962,505)	(784,755)	(34,430,858)
Net decrease	(14,246)	($682,244)	(553,145)	($24,766,133)
Class R6 shares
Sold	15,987	$656,186	55,043	$2,412,883
Distributions reinvested	7,444	326,419	12,529	506,556
Repurchased	(17,011)	(721,675)	(30,091)	(1,290,510)
Net increase	6,420	$260,930	37,481	$1,628,929
Total net increase	1,944,060	$78,763,650	992,676	$26,200,408

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $241,681,959 and $221,028,567, respectively, for the six months ended April 30, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       29

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Sustainable Growth Advisers, LP (SGA)

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

SEMIANNUAL REPORT   |   JOHN HANCOCK U.S. GLOBAL LEADERS GROWTH FUND       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

ESG All Cap Core

ESG Large Cap Core

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies.
As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock U.S. Global Leaders Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF292073	26SA 4/16 6/16

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6.  SCHEDULE OF INVESTMENTS.

(a)

Not applicable.

(b)

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11.  CONTROLS AND PROCEDURES.

(a)      Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached.  The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Capital Series

By:

/s/ Andrew Arnott

_____________________________

Andrew Arnott

President

Date:    June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Andrew Arnott

_____________________________

Andrew Arnott

President

Date:   June 17, 2016

By:

/s/ Charles A. Rizzo

_____________________________

Charles A. Rizzo

Chief Financial Officer

Date:    June 17, 2016